----------------
BERGSTROM
CAPITAL
CORPORATION
----------------


1997 ANNUAL REPORT


Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company,
  Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
  San Francisco, California

BERGSTROM CAPITAL CORPORATION
-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  On June 9, 1997, the Company paid a cash dividend of $8.50 per share to stockholders of record on May 22, 1997. This dividend was the annual distribution for the year 1997 under the Company's distribution policy.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year. The Company retained the undistributed net long-term capital gains realized during the year 1997.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1996, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  For the year 1997 the Company has retained a portion of the net long-term capital gains realized ($26.42722 per share) and has paid the federal income tax thereon ($9.24953 per share) on behalf of its stockholders of record on December 31, 1997. Of the $26.42722 per share net long-term capital gains retained, $13.00694 per share, or 49.21797% has been designated as subject to the 28% tax rate, and $13.42028 per share, or 50.78203% has been designated as subject to the 20% tax rate. The Company will send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31, 1997 by March 1, 1998. If you owned shares on December 31, 1997 registered in the name of a broker or nominee you should contact the broker or nominee for your copies of Form 2439 which they are required to send to you by March 31, 1998.

  The portion of the long-term capital gains realized during the year 1997 which was not retained was distributed as a part of the dividend paid on June 9, 1997.

  A Form 1099 was mailed in January 1998 to all stockholders of record on the dividend record date in 1997 setting forth the specific amounts to be included in their 1997 tax returns.

                 NOTICE OF DIVIDENDS PAID DURING THE YEAR 1997

                                     DIVIDEND              DIVIDEND FROM
                                       FROM                NET LONG-TERM
                                     1997 NET              CAPITAL GAINS               TOTAL
 RECORD         PAYMENT             INVESTMENT              REALIZED IN              DIVIDENDS
  DATE           DATE                 INCOME                   1997                  PER SHARE
 -------        -------             ----------             -------------             ---------
 5/22/97        6/9/97              $1.79625*               $6.70375**               $8.50000
                                    =========               ==========               ========

 * Includes short-term capital gain of $1.16592.
** Of the $6.70375 per share long-term capital dividend paid, $3.29945 per share, or 49.21797% has been designated as subject to the 28% tax rate, and $3.40430 per share, or 50.78203% has been designated as subject to the 20% tax rate.

BERGSTROM CAPITAL CORPORATION
-------------------------------------------------------------------------------


505 Madison Street, Suite 220
Seattle, Washington 98104

February 9, 1998

Dear Fellow Stockholders:

  Please refer to the Notice of Important Federal Income Tax Information and the Notice of Dividends Paid During The Year 1997 in this report regarding the retention of net long-term capital gains realized in 1997 and the details of the dividend paid in 1997.

  During the year of 1997 the Company's net assets increased from $151,427,077 to $158,894,821 which is an increase of $7,467,744. This increase in net assets is after payment by the Company of $9,297,300 in dividends ($8.50 per share on June 9, 1997). This increase is also after the repurchase of stock during the year 1997 for $11,333,753. The increase in net assets, before deducting the payment of dividends and the repurchase of stock, was $28,098,797 which was composed of net investment income of $689,455, realized gain on investments of $26,273,386 (after deducting $9,512,214 in income taxes paid on behalf of stockholders), and an increase in unrealized appreciation of $1,135,956.

  The per share net asset value (based on the number of shares outstanding at the end of each period) increased from $136.15 on December 31, 1996 to $154.51 on December 31, 1997. After adjustment for the dividends and the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Company's stockholders, the per share net asset value increased 26.5%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 24.7% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased
33.1%. The per share net asset value on Friday, February 6, 1998 was $161.41.

  On February 26, 1996, the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 50,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the year 1997 the Company purchased the remaining 12,200 shares of its capital stock under this authorization.

  On February 10, 1997, the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 100,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the year 1997 the Company purchased 71,600 shares of its capital stock under this authorization. As of December 31, 1997 the Company had 28,400 shares remaining under this authorization.

  During the year 1997 the Company had total interest and dividend income of $1,898,678 as compared to $1,796,528 for the year 1996 for an increase of $102,150. During the year 1997 operating expenses were $1,209,223 which is a $65,217 increase from $1,144,006 for year of 1996. The resulting net investment income of $689,455 for the year 1997 is an increase from $652,522 for the year 1996. This resulted in an increase to $.64 per share versus $.57 per share.

  The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the fourth quarter of 1997, excluding changes resulting from reorganizations and stock splits:

BERGSTROM CAPITAL CORPORATION
-------------------------------------------------------------------------------

                                                          SHARES
                                          --------------------------------------
                                                                     HELD
SECURITY NAME                             ADDITIONS REDUCTIONS DECEMBER 31, 1997
----------------------------------------- --------- ---------- -----------------
Amgen, Inc. .............................             70,000        290,000
Avon Products, Inc. .....................             14,000              0
BB&T Corporation.........................             18,000              0
BetzDearborn, Inc. ......................             12,000              0
Boole and Babbage, Inc. .................             73,750        500,000
Camco International, Inc. ...............    9,000                    9,000
Cardinal Health, Inc. ...................   11,000                   11,000
Citicorp.................................              6,000          7,000
Comcast UK Cable Partners Ltd. ..........             51,000              0
Compaq Computer Corp. ...................   13,000     5,000          8,000
Computer Sciences Corp. .................    7,000                    7,000
Dresdner RCM Growth Equity Fund, Inc. ...  345,000                  670,000
Dresdner RCM Small Cap Fund..............  185,000                  360,000
Ericsson L M Tel Co ADR..................             33,000              0
Guidant Corp. ...........................             15,000         47,000
Hasbro, Inc. ............................             37,500              0
Home Depot, Inc. ........................   11,000                   11,000
Host Marriott Corp. .....................             23,000         83,000
Intermedia Communications FLA, Inc. .....   14,000                   14,000
Johnson & Johnson........................              9,000         11,000
Liberty Financial Companies..............   24,000                   24,000
Merck & Co., Inc. .......................             12,000              0
Merrill Lynch Convertible Fund, Inc. ....            106,081        300,000
Microsoft Corp. .........................             11,000         13,000
Pepsico, Inc. ...........................   23,000                   23,000
Pfizer, Inc. ............................    7,000                   37,000
PMI Group, Inc. .........................             13,000              0
Safeway, Inc. ...........................   11,000                   11,000
SBC Communications, Inc. ................             20,000              0
Sofamor/Danek Group, Inc. ...............   11,000                   11,000
Teleport Communications Group............   15,000                   15,000
Travelers Group, Inc. ...................   17,000                   17,000
Warner Lambert Co. ......................             18,000         18,000

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons and each Monday in the Wall Street Journal, the New York Times and certain other publications under "Closed-End Funds".

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
 Investments, at value (see accompanying schedule) (Note 1):
  Short-term investments (cost $18,327,549)                     $ 18,327,549
  Common stocks (cost $76,610,404)                               154,531,477
                                                                ------------
    TOTAL INVESTMENTS (COST $94,937,953)                         172,859,026
 Cash                                                                  6,674
 Interest and dividends receivable                                   258,512
 Other assets                                                          8,223
                                                                ------------
    TOTAL ASSETS                                                 173,132,435
                                                                ------------
LIABILITIES:
 Advisory fee payable (Note 5)                                        69,460
 Payable for securities purchased                                  3,895,226
 Payable for capital stock repurchased                               747,816
 Federal income tax payable (Note 2)                               9,512,214
 Other accrued expenses                                               12,898
                                                                ------------
    TOTAL LIABILITIES                                             14,237,614
                                                                ------------
NET ASSETS applicable to 1,028,400 outstanding shares
 of capital stock equivalent to $154.51 per share on
 December 31, 1997 (Note 3)                                     $158,894,821
                                                                ============

STATEMENT OF CHANGES IN NET ASSETS

                                                 YEAR ENDED DECEMBER 31,
                                                   1997          1996
OPERATIONS:
 Net investment income                         $    689,455  $    652,522
 Realized gain on investments                    26,273,386    13,780,358
 Increase in unrealized appreciation              1,135,956     1,523,330
                                               ------------  ------------
 Net increase in net assets resulting from
  operations                                     28,098,797    15,956,210
                                               ------------  ------------
DIVIDENDS TO STOCKHOLDERS:
 From net investment income                        (689,455)     (652,522)
 From net realized gain on investments           (8,607,845)   (7,166,898)
                                               ------------  ------------
    Total dividends to stockholders ($8.50 per
     share--1997;
     $6.9125 per share--1996)                    (9,297,300)   (7,819,420)
                                               ------------  ------------
COST OF SHARES OF BERGSTROM CAPITAL
 CORPORATION STOCK PURCHASED (83,800
 SHARES--1997; 51,500 SHARES--1996)             (11,333,753)   (6,066,937)
                                               ------------  ------------
TOTAL INCREASE IN NET ASSETS                      7,467,744     2,069,853
NET ASSETS, BEGINNING OF PERIOD                 151,427,077   149,357,224
                                               ------------  ------------
NET ASSETS, END OF PERIOD                      $158,894,821  $151,427,077
                                               ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
 Interest                                                         $   764,248
 Dividends                                                          1,134,430
                                                                  -----------
    TOTAL INCOME                                                    1,898,678
                                                                  -----------
EXPENSES:
 Advisory fees (Note 5)                                               940,551
 Legal fees                                                            42,265
 Auditing fees                                                         50,400
 Stockholders' meeting and reports                                     21,742
 Transfer agent fees and expenses                                      30,538
 Custodian fees                                                        26,014
 Directors' fees and expenses                                          51,380
 Fee for shares listed on American Stock Exchange                       7,000
 State and other taxes                                                 17,356
 Other                                                                 21,977
                                                                  -----------
    TOTAL EXPENSES                                                  1,209,223
                                                                  -----------
NET INVESTMENT INCOME ($.64 PER SHARE) (NOTE 2)                       689,455
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                    $78,967,452
  Cost of securities sold                              45,762,322
                                                      -----------
    Realized gain on investments sold                  33,205,130
  Capital gain distributions received                   2,580,470
                                                      -----------
    Realized gain on investments before provision for
     income taxes                                                  35,785,600
    Provision for income taxes (Note 2)                             9,512,214
                                                                  -----------
     Realized gain on investments (Notes 2 and 4)                  26,273,386
 Unrealized appreciation of investments:
  Beginning of period                                  76,785,117
  End of period                                        77,921,073
                                                      -----------
     Increase in unrealized appreciation                            1,135,956
NET GAIN ON INVESTMENTS ($24.79 PER SHARE) (NOTE 2)                27,409,342
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $28,098,797
                                                                  ===========

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of past results and should not be regarded as a representation of future results.

                                         FOR THE YEARS ENDED DECEMBER 31
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  ------   -------
Net asset value at beginning of
 period                            $136.15  $128.35  $ 94.56  $95.06   $102.68
Net investment income (1)              .64      .57      .99    1.22      1.10
Net realized and unrealized gain
 (loss) on investments               24.79    13.51    37.16    2.23    (6.72)
Dividends from:
 Net investment income (2)            (.63)    (.58)   (1.01)  (1.22)    (1.10)
 Net realized gain on investments    (7.87)   (6.33)   (3.99)  (2.78)     (.90)
                                   -------  -------  -------  ------   -------
   Total dividends                   (8.50)   (6.91)   (5.00)  (4.00)    (2.00)
                                   -------  -------  -------  ------   -------
Increase due to purchase of
 Bergstrom stock at less than net
 asset value                          1.43      .63      .64     .05       --
                                   -------  -------  -------  ------   -------
Net asset value at end of period   $154.51  $136.15  $128.35  $94.56   $ 95.06
                                   =======  =======  =======  ======   =======
Market value per share at end of
 period                            $142.50  $119.00  $109.50  $84.88   $ 94.50
                                   =======  =======  =======  ======   =======
Total investment returns:
 Based on market value per share
  (3)                                 37.0%    15.6%    38.1%   (3.4)%   (25.1)%
 Based on net asset value per
  share (4)                           26.5%    14.0%    43.5%    5.6%     (3.8)%
Net assets at end of period (in
 millions)                         $   159  $   151  $   149  $  115   $   118
Ratio of expenses to average net
 assets                                .75%     .76%     .82%    .84%      .81%
Ratio of net investment income to
 average net assets                    .43%     .43%     .88%   1.29%     1.11%
Average commission rate paid (5)   $ .0646  $ .0651      --      --        --
Portfolio turnover rate              34.07%   31.80%   29.69%  25.58%    26.16%
Number of shares outstanding at
 end of period (in thousands)        1,028    1,112    1,164   1,213     1,237

(1) Based on weighted average number of shares outstanding.
(2) Based on number of shares outstanding on record date.
(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
(5) Represents average commission rate paid per share on purchases and sales of equity securities by the Corporation, as computed under a Securities and Exchange Commission rule which was effective for the Corporation for the year ended December 31, 1996. Prior year rates have not been presented as permitted by the rule.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

 SHARES OR PRINCIPAL AMOUNT                              COST        VALUE
             SHORT-TERM INVESTMENTS (10.6%):
 $13,348,000 State Street Bank and Trust Company,
              5.25% Euro-Dollar Deposit due 1/2/98    $13,348,000 $ 13,348,000
   5,000,000 General Motors Acceptance Corp., 5.89%
              Note due 1/26/98                          4,979,549    4,979,549
 -----------                                          ----------- ------------
 $18,348,000 TOTAL--SHORT-TERM INVESTMENTS             18,327,549   18,327,549
 ===========                                          ----------- ------------
             COMMON STOCKS (89.4%):
             AEROSPACE AND DEFENSE (0.6%):
      20,000 Sundstrand Corp.                             505,395    1,007,500
                                                      ----------- ------------
             BANKS (3.2%):
      24,000 Bank New York, Inc.                          933,258    1,387,500
       7,000 Citicorp                                     827,467      885,063
      12,500 Morgan (J.P.) & Co., Inc.                    792,626    1,410,937
      16,000 U.S. Bancorp DEL                           1,466,681    1,791,000
                                                      ----------- ------------
                                                        4,020,032    5,474,500
                                                      ----------- ------------
             BEVERAGES (4.7%):
      60,000 Coca Cola Enterprises, Inc.                  810,797    2,133,750
      77,500 Coca-Cola Co.                                104,001    5,163,438
      23,000 Pepsico, Inc.                                897,386      838,062
                                                      ----------- ------------
                                                        1,812,184    8,135,250
                                                      ----------- ------------
             BIOTECHNOLOGY (9.1%):
     290,000 Amgen, Inc. (B)                            1,515,104   15,696,250
                                                      ----------- ------------
             BUSINESS SERVICES (3.6%):
      50,000 Cognizant Corporation                      1,641,500    2,228,125
     135,000 Huntingdon Life Sciences Group PLC ADR       741,765      489,375
     100,000 Manpower, Inc.                             1,671,364    3,525,000
                                                      ----------- ------------
                                                        4,054,629    6,242,500
                                                      ----------- ------------
             COMMUNICATION SYSTEMS (3.5%):
       7,000 ASM Lithography Holding N V                  630,364      472,500
      14,000 Intermedia Communications FLA, Inc.          671,691      850,500
      54,000 Nextel Communications, Inc.                  781,200    1,404,000
      15,000 Teleport Communications Group                798,473      823,125
      84,000 Worldcom, Inc. GA                          1,730,113    2,541,000
                                                      ----------- ------------
                                                        4,611,841    6,091,125
                                                      ----------- ------------
             COMPUTERS AND INFORMATION (1.4%):
       8,000 Compaq Computer Corp.                        565,624      451,500
      21,000 Hewlett Packard Co.                          957,756    1,312,500
       7,000 International Business Machines              701,514      731,938
                                                      ----------- ------------
                                                        2,224,894    2,495,938
                                                      ----------- ------------

BERGSTROM CAPITAL CORPORATION
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

             COMMON STOCKS--CONTINUED
                                                COST        VALUE
             DIVERSIFIED TECHNOLOGY (0.7%):
      18,000 Nokia Corp. Sponsored ADR      $    655,476 $  1,260,000
                                            ------------ ------------
             DRUGS AND HEALTH
             SUPPLIES (6.6%):
      10,000 Boston Scientific Corp.             431,450      458,750
       9,000 Glaxo Wellcome PLC ADR              290,790      430,875
      47,000 Guidant Corp.                       645,930    2,925,750
      11,000 Johnson & Johnson                   472,955      724,625
      18,000 Medtronic, Inc.                     564,209      941,625
      37,000 Pfizer, Inc.                      1,791,096    2,758,813
      60,000 Smithkline Beecham PLC ADR        1,244,831    3,086,250
                                            ------------ ------------
                                               5,441,261   11,326,688
                                            ------------ ------------
             ELECTRICAL COMPONENTS (1.2%):
      28,000 General Electric Co.              1,211,090    2,054,500
      69,000 Micro-Metrics, Inc. (A,B)           227,700       25,268
                                            ------------ ------------
                                               1,438,790    2,079,768
                                            ------------ ------------
             ELECTRONICS/NEW
             TECHNOLOGY (2.9%):
      14,000 Altera Corp.                        738,790      463,750
      27,000 Cisco Systems, Inc.               1,322,839    1,505,250
      17,000 Intel Corp.                         505,187    1,194,250
      11,000 Lucent Technologies, Inc.           508,107      878,625
      28,000 Newbridge Networks Corp.            904,550      976,500
                                            ------------ ------------
                                               3,979,473    5,018,375
                                            ------------ ------------
             FINANCIAL SERVICES,
             DIVERSIFIED (2.8%):
      15,000 Amresco, Inc.                       324,375      444,375
      18,000 Federal National Mortgage
              Association                        440,845    1,027,125
      34,000 Golden State Bancorp, Inc.          937,264    1,270,750
      17,000 Travelers Group, Inc.               879,399      915,875
      19,000 Washington Mutual, Inc.           1,203,416    1,212,438
                                            ------------ ------------
                                               3,785,299    4,870,563
                                            ------------ ------------
             FOOD PROCESSING (0.9%):

      14,000 Pioneer Hi-Bred
              International, Inc.                862,848    1,501,500
                                            ------------ ------------
             HARDWARE AND TOOLS (0.5%):
      20,000 Snap-On, Inc.                       585,650      872,500
                                            ------------ ------------
             HEALTH CARE SERVICES (0.7%):
       9,000 Bergen Brunswig Corp.               375,502      379,125
      11,000 Cardinal Health, Inc.               832,822      826,375
                                            ------------ ------------
                                               1,208,324    1,205,500
                                            ------------ ------------

BERGSTROM CAPITAL CORPORATION
--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

              COMMON STOCKS--CONTINUED
                                                      COST        VALUE
              HOUSEHOLD PRODUCTS (NON-DURABLE)
              (1.1%):
       24,000 Proctor & Gamble Co.                 $   572,220 $  1,915,500
                                                   ----------- ------------
              INDUSTRIAL MACHINERY (2.4%):
       92,000 Tyco International Ltd. New            1,550,614    4,145,750
                                                   ----------- ------------
              INSURANCE (2.2%):
       25,987 American International Group, Inc.       490,850    2,826,086
       24,000 Liberty Financial Companies              840,637      906,000
                                                   ----------- ------------
                                                     1,331,487    3,732,086
                                                   ----------- ------------
              LODGING (1.4%):
       20,000 Marriott International, Inc.             540,111    1,385,000
       23,000 Promus Hotel Corp. New (C)               905,248      966,000
                                                   ----------- ------------
                                                     1,445,359    2,351,000
                                                   ----------- ------------
              MEDIA (1.7%):
       24,000 CBS Corporation (D)                      679,194      706,500
       15,000 Disney (Walt) Co.                        560,460    1,485,938
       21,000 Gartner Group, Inc. New Cl. A            526,200      782,250
                                                   ----------- ------------
                                                     1,765,854    2,974,688
                                                   ----------- ------------
              MEDICAL SUPPLIES (3.6%):
       12,900 Abbott Laboratories                      452,270      845,756
        9,300 Alza Corp.                               281,092      295,856
      100,000 Baxter International, Inc.               880,840    5,043,750
                                                   ----------- ------------
                                                     1,614,202    6,185,362
                                                   ----------- ------------
              OFFICE EQUIPMENT (0.5%):
       11,000 Xerox Corp.                              804,150      811,937
                                                   ----------- ------------
              PETROLEUM SERVICES (0.3%):
        9,000 Camco International, Inc.                562,283      573,187
                                                   ----------- ------------
              PHARMACEUTICALS (6.7%):
       16,000 Bristol-Myers Squibb Co.                 215,411    1,514,000
       78,000 Lilly Eli & Co.                        1,351,106    5,430,750
       28,000 Schering-Plough Corp.                    487,839    1,739,500
       11,000 Sofamor/Danek Group, Inc.                725,173      715,688
       18,000 Warner Lambert Co.                     1,195,839    2,232,000
                                                   ----------- ------------
                                                     3,975,368   11,631,938
                                                   ----------- ------------
              POLLUTION CONTROL (0.4%):
       14,000 Culligan Water Technologies, Inc.        620,720      703,500
                                                   ----------- ------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

              COMMON STOCKS--CONTINUED
                                                          COST        VALUE
              REGULATED INVESTMENT COMPANIES (9.1%):
      670,000 Dresdner RCM Growth Equity Fund, Inc.
              (E)                                      $ 4,138,453 $  4,133,900
      158,769 Dresdner RCM International Growth
              Equity Fund A (F)                          2,063,870    2,178,313
      360,000 Dresdner RCM Small Cap Fund (G)            4,104,054    4,140,000
       50,000 Latin America Growth Fund, Inc.              528,218      487,500
       70,000 Latin America Investment Fund              1,168,662    1,001,875
      300,000 Merrill Lynch Convertible Fund, Inc.       3,053,290    3,807,000
                                                       ----------- ------------
                                                        15,056,547   15,748,588
                                                       ----------- ------------
              RESTAURANTS (2.1%):
       83,000 Host Marriott Corp.                        1,262,300    1,628,875
       42,000 McDonalds Corp.                            1,184,151    2,005,500
                                                       ----------- ------------
                                                         2,446,451    3,634,375
                                                       ----------- ------------
              RETAIL TRADE (3.7%):
       29,000 Bed Bath & Beyond, Inc.                      757,687    1,116,500
       31,250 Consolidated Stores Corp.                    896,115    1,373,047
       25,000 Crown Books Corporation (B)                  309,500      159,375
       18,000 CVS Corporation                              687,129    1,153,125
       15,000 Family Dollar Stores, Inc.                   419,821      439,687
       18,000 Hannaford Bros. Co.                          448,648      781,875
       11,000 Home Depot, Inc.                             659,596      647,625
       11,000 Safeway, Inc.                                657,405      695,750
                                                       ----------- ------------
                                                         4,835,901    6,366,984
                                                       ----------- ------------
              SOFTWARE AND PROCESSING (11.8%):
       12,000 America Online, Inc.                         564,298    1,070,250
       11,000 Automatic Data Processing, Inc.              241,307      675,125
      500,000 Boole & Babbage, Inc. (B)                    285,370   15,000,000
        7,000 Computer Sciences Corp.                      555,460      584,500
       13,000 Microsoft Corp. (B)                          481,412    1,680,250
       14,000 Peoplesoft, Inc.                             449,795      546,000
       24,000 Sterling Commerce, Inc.                      750,406      922,500
                                                       ----------- ------------
                                                         3,328,048   20,478,625
                                                       ----------- ------------
              TOTALS--COMMON STOCKS                     76,610,404  154,531,477
                                                       ----------- ------------
              TOTALS--INVESTMENTS                      $94,937,953 $172,859,026
                                                       =========== ============

(A) Company "affiliated" with the Corporation as defined in the Investment Company Act of 1940. There were no purchases or sales of this security during 1997, nor was any income earned.
(B) Non-income producing securities.
(C) Formerly Doubletree Corp.
(D) Formerly Westinghouse Electric Co.
(E) Formerly RCM Growth Equity Fund, Inc.
(F) Formerly RCM International Growth Equity Fund A
(G) Formerly RCM Small Cap Fund

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short Sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES

  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation

BERGSTROM CAPITAL CORPORATION
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 2--FEDERAL INCOME TAXES--CONTINUED

for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. After review by the Board of Directors during the year 1997, it was determined that a portion of the net long-term capital gains realized during the year 1997 should be retained by the Corporation and taxes thereon should be paid by the Corporation, and that the remainder of the net long-term capital gains realized during the year 1997 should be distributed in 1997 to the Corporation's stockholders.

  For federal income tax purposes at December 31, 1997 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $79,368,710, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $1,447,637, the net unrealized appreciation is $77,921,073 and the aggregate cost of securities for federal income tax purposes is $94,937,953.

NOTE 3--CAPITAL STOCK

  At December 31, 1997 the issued and outstanding capital stock of the Corporation consisted of 1,028,400 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $80,705,558 (including $72,725,732 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $77,921,073. During the year ended December 31, 1997, 83,800 shares of Bergstrom Capital Corporation stock were purchased by the Corporation from stockholders at a weighted average discount of 11.9% from net asset value per share. These shares were retired and restored to the status of authorized but unissued shares.

  As of December 31, 1997 the Corporation was authorized to purchase, on the American Stock Exchange, up to 28,400 shares of its capital stock. Purchases will be made at market prices prevailing at the time of purchase, but in no event will purchases be made at prices in excess of the then current net asset value per share.

NOTE 4--SECURITIES

  During the year ended December 31, 1997, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $50,953,288 and $78,967,452, respectively.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES

  The Corporation's advisory contract ("Contract") with Bergstrom Advisers, Inc. (the "Adviser"), wholly owned by a principal stockholder of the Corporation, provides for an advisory fee which on an annual basis would amount to 3/4 of 1% of the first $50,000,000 of the Corporation's average net assets, plus 1/2 of 1% of the value of the average net assets of the Corporation in excess of $50,000,000. Such fee is computed weekly.

  The Contract also provides that if in any fiscal year of the Corporation the sum of the fee paid and payable to the Adviser for such year plus the operating expenses, as defined, for such year exceeds 1 1/2% of the first $50,000,000 of the Corporation's average net assets, plus 1% of the Corporation's average net assets in excess of $50,000,000, the Adviser will reimburse the Corporation for such excess, up to the amount of the fee received by the Adviser for such year. In the event the excess operating expenses are greater than the Adviser's fee for such year the

BERGSTROM CAPITAL CORPORATION
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES--CONTINUED

maximum amount payable by the Adviser would be the amount of the fee received, and there would be no carryforward or carryback of the unrecovered portion to any other period. There was no reduction in the fee in 1997.

NOTE 6--DIRECTOR'S FEES

  One director of the Corporation is an officer and director of the Corporation's investment adviser. Directors' fees and expenses in the amount of $51,380 have been paid in 1997 only to directors of the Corporation who were not affiliated with any investment adviser to the Corporation.

NOTE 7--QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

  (The per share data is based on the weighted average number of shares outstanding throughout each period.)

                                               FOR QUARTERS ENDED IN 1997
                                                       (UNAUDITED)
                                             (IN THOUSANDS EXCEPT PER SHARE
                                                        AMOUNTS)
                                            DEC. 31   SEPT. 30 JUNE 30 MARCH 31
                                            -------   -------- ------- --------
Total investment income                     $   527    $ 406   $  501   $ 465
Net investment income                           223      109      198     159
 Per share                                      .21      .10      .19     .14
Net realized and unrealized gain (loss)
 on investments                              (5,332)*  9,827   19,741   3,173
 Per share                                    (5.19)    9.13    17.98    2.87

* Net of provision for federal income tax in the amount of $9,512 on net long-term capital gains retained.

                                            FOR QUARTERS ENDED IN 1996
                                                    (UNAUDITED)
                                          (IN THOUSANDS EXCEPT PER SHARE
                                                     AMOUNTS)
                                         DEC. 31   SEPT. 30 JUNE 30 MARCH 31
                                         -------   -------- ------- --------
Total investment income                  $  429     $ 451    $479    $ 438
Net investment income                       144       163     197      149
 Per share                                  .13       .14     .17      .13
Net realized and unrealized gain on
 investments                              3,132**   6,475     628    5,069
 Per share                                 2.88      5.70     .56     4.37

** Net of provision for federal income tax in the amount of $3,561 on net long-term capital gains retained.

BERGSTROM CAPITAL CORPORATION
-------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Bergstrom Capital Corporation:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bergstrom Capital Corporation as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Bergstrom Capital Corporation at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston , Massachusetts
January 30, 1998

BOARD OF DIRECTORS

ERIK E. BERGSTROM                        GEORGE COLE SCOTT
Chairman                                 Registered Representative
                                         Anderson & Strudwick Incorporated
WILLIAM L. McQUEEN                       President
President and Treasurer                  Closed-End Fund Advisors, Inc.

NORMAN R. NIELSEN                        WILLIAM H. SPERBER
Manager and Senior Member                President, Chief Executive Officer
 of Research Staff                        and Managing Director
SRI International                        The Trust Company of Washington

OFFICERS

WILLIAM L. McQUEEN                       PAMELA A. FIORINI
President and Treasurer                  Secretary

                                         ELIZABETH C. HEDLUND
                                         Assistant Secretary

--------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

505 Madison Street, Suite 220
Seattle, Washington 98104
(206) 623-7302